UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. __)

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SACKS PARENTE GOLF, INC.

 (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Sacks Parente Golf, Inc.

551 Calle San Pablo

Camarillo, CA 93012

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 16, 2024

November 18, 2024

To the stockholders of Sacks Parente Golf, Inc.:

Notice is hereby given that the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Sacks Parente Golf, Inc., a Delaware corporation (“we”, “us”, “our”, “Sacks Parente”, or the “Company”) will be held on December 16, 2024, at 10:00 a.m. Pacific Time. You are being asked to vote on the following matters:

(1)	To elect the five nominees for director named herein;

(2)	To ratify the appointment of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and

(3)	To transact other business that may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

The accompanying proxy statement contains additional information and should be carefully reviewed by stockholders. An annual report outlining our operations during the fiscal year ended December 31,2023 accompanies this Notice of Annual Meeting and the proxy statement.

To accommodate our stockholders, the Annual Meeting will be a completely virtual meeting of stockholders, conducted solely online via live webcast. You will be able to attend and participate in the Annual Meeting online and vote your shares electronically by visiting: https://meeting.vstocktransfer.com/SACKSPARENTEDEC24 at the meeting date and time described in the accompanying proxy statement. There is no physical location for the Annual Meeting. We are utilizing the latest technology to provide safe access for our stockholders. Hosting a virtual meeting will enable greater stockholder attendance and participation from any location. Questions related to the Annual Meeting or voting matters can be submitted by email to [info@sacksparente.com]. We encourage you to attend online and participate. We recommend that you log in a few minutes before the Annual Meeting start time of 10:00 a.m. Pacific Time on December 16, 2024, to ensure you are logged in when the Annual Meeting begins.

Pursuant to the bylaws of the Company, the Board of Directors has fixed the close of business on November 5, 2024 as the record date (the “Record Date”) for determination of stockholders entitled to notice and to vote at the Annual Meeting and any adjournment thereof. Holders of the Company’s Common Stock are entitled to vote at the Annual Meeting.

/s/ Greg Campbell
Executive Chairman

Whether or not you expect to attend the Annual Meeting, please complete, date, sign and return the proxy mailed to you, or vote over the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience. Even if you have voted by proxy, you may still vote if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

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Sacks Parente Golf, Inc.

551 Calle San Pablo

Camarillo, CA 93012

PROXY STATEMENT

FOR

2024 ANNUAL MEETING OF STOCKHOLDERS

December 16, 2024

INTRODUCTION

The enclosed proxy is solicited by the Board of Directors (the “Board of Directors” or “Board”) of Sacks Parente Golf, Inc. (the “Company”), in connection with the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company, to be held on December 16, 2024, at 10:00 a.m. Pacific Time via live webcast at https://meeting.vstocktransfer.com/SACKSPARENTEDEC24.

At the Annual Meeting, you will be asked to consider and vote upon the following matters:

(1)	To elect the five nominees for director named herein;

(2)	To ratify the appointment of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and

(3)	To transact other business that may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

The Board of Directors has fixed the close of business on November 5, 2024 as the record date (the “Record Date”) for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

Effective July 30, 2024, the Company effected a one-for-ten reverse split of its outstanding shares of common stock. All share and per share amounts and information presented herein have been retroactively adjusted to reflect the reverse split.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

How can I attend the Annual Meeting?

To accommodate our stockholders, the Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held. You will be able to attend the Annual Meeting online by visiting https://meeting.vstocktransfer.com/SACKSPARENTEDEC24.You also will be able to vote your shares online by attending the Annual Meeting by webcast. Questions related to the Annual Meeting or voting matters can be submitted by email to [info@sacksparente.com].

To participate in the Annual Meeting, you will need to review the information included on your proxy card or on the instructions in these proxy materials. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at 10:00 a.m., Pacific Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

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How do I register to attend the Annual Meeting virtually on the Internet?

If you are a registered stockholder (i.e., you hold your shares through our transfer agent, VStock Transfer, LLC please follow the instructions on the enclosed proxy card that you received. Registered stockholders can attend the meeting by registering at https://meeting.vstocktransfer.com/SACKSPARENTEDEC24.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet. To register to attend the Annual Meeting online by webcast you must register at https://meeting.vstocktransfer.com/SACKSPARENTEDEC24.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on November 5, 2024 will be entitled to vote at the Annual Meeting. On this record date, there were 1,915,524 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on November 5, 2024 your shares were registered directly in your name with the Company’s transfer agent, VStock Transfer, LLC, then you are a stockholder of record. As a stockholder of record, you may vote at the meeting by visiting https://ts.vstocktransfer.com/pxlogin and entering the Control Number located on the provided Proxy Card, or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted. Registered stockholders can attend the meeting by registering at https://meeting.vstocktransfer.com/SACKSPARENTEDEC24.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on November 5, 2024 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting by registering at https://meeting.vstocktransfer.com/SACKSPARENTEDEC24. However, since you are not the stockholder of record, you may not vote your shares at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are two matters scheduled for a vote:

● To elect the five nominees for director named herein; and

● To ratify the appointment of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

What if another matter is properly brought before the meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How Do I Vote?

You may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.

The procedures for voting are fairly simple:

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Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote at the Annual Meeting or vote by proxy using the enclosed proxy card. Alternatively, you may vote by proxy ~~o~~n the Internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote even if you have already voted by proxy.

● To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

● To vote through the internet, go to https://ts.vstocktransfer.com/pxlogin to complete an electronic proxy card. You will be asked to provide the control number from the proxy card. Your internet vote must be received by 11:59 pm Pacific Time on December 15, 2024 to be counted.

● To vote during the Annual Meeting, visit https://ts.vstocktransfer.com/pxlogin during the Meeting when instructed to vote and vote using the control number from the proxy card.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from the Company. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote at the Annual Meeting, you must submit proof of your proxy power via a Legal Proxy, obtained from your broker or other agent, reflecting your account name and Sacks Parente Golf, Inc. holdings along with a completed and signed voting form to vote@vstocktransfer.com when instructed to vote. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

What if I have technical difficulties or trouble accessing the virtual Annual Meeting?

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. A link on the meeting page will provide further assistance should you need it, or you may call Zoom support.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of November 5, 2024.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card through the internet or at the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

Our common stock is listed on The Nasdaq Capital Market. However, under current New York Stock Exchange (“NYSE”) rules and interpretations that govern broker non-votes, if you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the NYSE deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine”, but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker or nominee may not vote your shares on Proposal 1 without your instructions, but may vote your shares on Proposal 2 even in the absence of your instructions. Because NYSE rules apply to all brokers that are members of the NYSE, the foregoing rules apply to the Annual Meeting even though our common stock is listed on The Nasdaq Capital Market.

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What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of all five nominees for director and, “For” the proposal to ratify the appointment of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

● You may submit another properly completed proxy card with a later date.

● You may grant a subsequent proxy through the internet.

● You may send a timely written notice that you are revoking your proxy to the Company’s Secretary at 555 Calle San Pablo, Camarillo, CA 93012.

● You may vote during the Annual Meeting which will be hosted via the Internet.

Your most current proxy card internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals and director nominations due for next year’s Annual Meeting?

Under the Company’s Bylaws, your proposal (including a director nomination) must be submitted in writing to Sacks Parente Golf, Inc., Attn: Secretary, at 555 Calle San Pablo, Camarillo, CA 93012, not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one year anniversary of this year’s annual meeting. Accordingly, notice of a proposal must be submitted no earlier than August 17, 2025 and no later than September 15, 2025. You are also advised to review the Company’s Bylaws, which contain additional requirements relating to advance notice of stockholder proposals and director nominations.

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How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for the proposal to elect directors, votes “For”, “Withhold” and broker non-votes; and, with respect to Proposal 2, votes “For” and “Against”, and abstentions.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE to be “non-routine”, the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

How Many Votes Are Needed for Each Proposal to Pass?

Proposal	Vote Required for Approval	Effect of Abstention	Effect of Broker Non-Vote

Election of five members to our Board of Directors	Plurality of the votes cast (the five directors receiving the most “For” votes)	None.	None.

Ratification of the Appointment of Weinberg & Company, P.A. as our Independent Registered Public Accounting Firm for our Fiscal Year Ending December 31, 2024	“For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter	Against.	Not applicable (1).

(1)	This proposal is considered to be a “routine” matter under NYSE rules. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority under NYSE rules to vote your shares on this proposal.

Vote cast online during the virtual Annual Meeting will constitute votes cast in person at the Annual Meeting for purposes of the votes.

What Constitutes a Quorum?

To carry on business at the Annual Meeting, we must have a quorum. A quorum is present when a majority of the shares entitled to vote, as of the Record Date, are represented in person or by proxy. Virtual attendance at the Annual Meeting constitutes presence in person for purposes of a quorum at the meeting. Thus, holders representing at least 912,784 shares must be represented in person or by proxy to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares owned by us are not considered outstanding or considered to be present at the Annual Meeting. If there is not a quorum at the Annual Meeting, our stockholders may adjourn the meeting.

How can I find out the Results of the Voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file with the SEC within four business days of the annual meeting.

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PROPOSAL 1:

ELECTION OF DIRECTORS

Each director to be elected at the Annual Meeting will serve until the next annual meeting of stockholders and until his or her successor is elected, or, if sooner, until such director’s death, resignation or removal. Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the shares represented by the proxy for the election of the five nominees listed below. Although it is not contemplated that any nominee will decline or be unable to serve as a director, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board of Directors, unless the Board of Directors reduces the number of Directors to be elected. Election of a director to the Board of Directors requires a plurality of the votes cast at the Annual Meeting.

The current Board of Directors consists of Dr. Greg Campbell, Jane Casanta, Brett Hoge, Dottie Pepper, and Akinobu Yorihiro. The Board of Directors has determined that a majority of its members consisting of Jane Casanta, Brett Hogue, and Dottie Pepper are independent directors within the meaning of the applicable Nasdaq rules.

The following table sets forth the director nominees, as well as certain information about the nominees as of the Record Date.

Name	Age	Director Since
Dr. Greg Campbell	61	2018
Jane Casanta	58	2024
Brett Hoge	46	2022
Dottie Pepper	61	2022
Akinobu Yorihiro	54	2018

Dr. Greg Campbell, Executive Chairman

Effective January 2, 2024, Greg Campbell was appointed as Executive Chairman of SPG. Prior to that appointment, Mr. Campbell served as Chairman since November 2018. He is currently also Chief Executive Officer at V-Grid Energy Systems, Inc., a California-based start-up focusing on converting agricultural waste into renewable electricity and valuable bio-carbon. With V-Grid, Campbell has helped deliver breakthrough technology that reimagines what it means to be environmentally conscious, pushing boundaries towards carbon negative operations and fighting soil degradation. Having received his Doctor of Philosophy, Electrical and Electronics Engineering from the University of California Los Angeles and BA/MA in Engineering from Cambridge University, Campbell’s nearly 40-year career spans new and emerging technologies, product development, and philanthropy. He has successfully taken two companies public. He also served as SVP&GM for Lam Research where he managed a $1.2 billion P&L.

We believe that Dr. Campbell’s qualifications to sit on the Board include his extensive business and management experience.

Jane Casanta, Director

Jane Casanta has been a member of our Board of Directors since January 2024. Jane Casanta brings a rich background in the golf industry to Sacks Parente Golf, having served in various marketing and product development roles at the Acushnet Company for 26 years, including as Director of Marketing for Titleist Gloves and Accessories worldwide. Her accomplishments during this time include doubling international sales, increasing domestic gear sales by 100%, and achieving a 15-point increase in Titleist golf bag industry share.

We believe that Ms. Casanta’s qualifications to sit on the Board include her rich background in the golf industry.

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Brett Hoge, Director

Brett Hoge has been a member of our Board of Directors since March of 2022 and a Financial Advisor with Truist Investment Services, Inc. since 2008. Brett’s deep understanding of investments, and capital management earned him a position in the Top 400 Financial Advisors by the Financial Times in 2017, 2018, 2020 and he was also recognized for Best-In-State Wealth Advisors by Forbes in 2022. Brett earned his bachelor’s degree in business administration with majors in finance and insurance, from Appalachian State University in 1999. He is a passionate community volunteer and mentor, Brett received the 2007 Forsyth County United Way Volunteer of the Year Award, the Investment News Community Leadership Award, and is a past president of Big Brothers Big Sisters of Forsyth, Davie and Yadkin counties. He is also an active board member of the Clemmons Community Foundation Investment Committee, the Centers of Aging and Rehabilitation of Florida, Inc., and JDRF Piedmont Triad Chapter.

We believe that Mr. Hoge’s qualifications to sit on the Board include because of his deep understanding of investments and capital management.

Dottie Pepper, Director

Dottie Pepper has been a member of our Board of Directors since April of 2022, and is a 17-time winner on the LPGA tour, including two major championships. She served 3 years as an Independent Director on the PGA of America Board of Directors. Dottie was the 2016 William D. Richardson Award winner, given by the Golf Writers Association of America for continuing contributions to golf and she was also the 2021 Gold Tee winner, given by the Metropolitan Golf Writers Association for career achievements that exemplify the best spirit and traditions of the sport of golf. Dottie also won on the JLPGA Tour and represented the U.S. 6 times in the Solheim Cup. She played the LPGA Tour from 1988 until her retirement in 2004 when she began a career in television. Dottie has covered nearly every major in men’s and women’s golf and has also covered every major international amateur golf competition. She was the first woman to announce live golf at The Masters beginning in 2016 and in 2020 became the first walking reporter to cover that same event. She is currently the lead walking reporter for CBS Sports’ coverage of the PGA Tour, PGA Championship and Masters. She is also the author of the recently released book and audiobook, “Letters to a Future Champion: My Time with Mr. Pulver.”

We believe that Ms. Pepper’s qualifications to sit on the Board include her accomplishments as a golf player and television commentator for live golf events.

Akinobu Yorihiro, Director, Chief Technology Officer

Akinobu Yorihiro, one of our co-founders, is a Director and Chief Technology Officer, and Chief Legal Officer, he has served in such capacities since March 2018. Mr. Yorihiro also served as our Chief Financial Officer from March 2018-February 2022. Mr. Yorihiro has served as Chairman of the Board for Nippon Xport Ventures, Inc. since 2017. Mr. Yorihiro served as Chief Executive Officer of Yoshimoto Entertainment USA, the U.S. Subsidiary of Yoshimoto Kogyo of Japan, and the Chief Executive Officer of Bellrock Media, a digital media company backed by Dentsu, NTT Docomo and Yoshimoto Entertainment, from 2006-2017. He was a Corporate M&A Partner of Bingham McCutchen LLP, a large national U.S. law firm, where he specialized in cross-border transactions, representing Japanese and U.S. clients across a wide range of industries including manufacturing, pharmaceutical, technology, banking, sports and entertainment, from 1993–2006. Bilingual and Bicultural in Japanese, he earned his B.A. in Economics and Mathematics from Claremont McKenna College and J.D. from Georgetown University Law Center.

We believe that Mr. Yorihiro’s qualifications to sit on the Board include his background with the Company as a co-founder and his extensive legal experience.

Family Relationships

There is no family relationship between any member of the board and/or any executive officer.

Equity Compensation Plan

The Board of Directors of the Company has adopted, and the Company’s stockholders have approved, the 2022 Equity Incentive Plan (the “Plan”), for its officers, employees, non-employee members of the Board of Directors, and consultants of the Company. The Plan authorizes the granting of not more than 375,000 restricted shares, stock appreciation rights, and incentive and non-qualified stock options to purchase shares of the Company’s common stock.

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Director Compensation

The following table sets forth summary information concerning the compensation we paid to non-executive directors during the fiscal year ended December 31, 2023.

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Greg Campbell (1)(2)	92,500	0	139,206	0	0	0	231,706
Brett Hoge (2)	43,750	0	44,292	0	0	0	88,042
Dottie Pepper (2)	43,750	0	44,292	0	0	0	88,042

(1)	From October 2023 to December 2023, Mr. Campbell assumed additional responsibilities as Chairman of the Board due to our CEO’s leave of absence related to a family health matter. For the assumption of additional responsibilities, the Board agreed to compensate Mr. Campbell $10,000 per month, and granted Mr. Campbell a stock option to purchase 230,000 shares of the Company’s Common Stock at an exercise price of $0.69 per share, for an estimated fair value of $112,631. Effective January 2, 2024, Mr. Campbell was appointed Executive Chairman.
(2)	On December 22, 2023, the Board granted Mr. Campbell 48,000 stock options with a fair value of $26,575 for his 2023 board service. Mr. Hoge and Ms. Pepper each received 80,000 stock options, with a fair value of $44,292 for calendar year 2023 and 2024 board service.

The Board adopted a Director Compensation Policy (the “Director Compensation Policy”) as set forth below.

This policy sets forth compensation payable to each non-employee member of the Board.

Non-employee members of the Board of Company shall be eligible to receive cash and equity compensation as set forth in this Director Compensation Policy. The cash compensation and stock awards described in this Director Compensation Policy shall be paid or be made, as applicable, automatically and without further action of the Board, to each member of the Board who is not an employee of the Company or any parent or subsidiary of the Company (each, an “Independent Director”) who may be eligible to receive such cash compensation or stock awards, unless such Independent Director declines the receipt of such cash compensation or stock awards by written notice to the Chairman of the Board.

This Director Compensation Policy shall remain in effect until it is revised or rescinded by further action of the Board. The terms and conditions of this Director Compensation Policy shall supersede any prior cash or equity compensation arrangements between the Company and its directors.

Cash Compensation

Annual Board Member retainer: $ 20,000

Annual retainer for the Chairman: $ 5,000

Annual Committee Chair Retainer: $ 5,000

●	Audit Committee: $5,000
●	Nominating and Corporate Governance Committee: $5,000
●	Compensation Committee: $5,000

All cash compensation is earned on a fiscal year basis, divided equally and paid, at the end of each quarter. Directors who commence service mid-quarter or who terminate service mid-quarter will receive pro-rated retainers to be paid at the end of the applicable quarter.

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Equity Compensation

Each Independent Director will receive stock options to acquire 4,000 shares of common stock of the Company, when the appointment becomes effective. The Chairman will receive stock options to purchase an additional 2,400 shares of common stock of the Company, when the appointment becomes effective. Options granted to Independent Directors will (i) vest quarterly over a three-year period, and (ii) have an exercise period which is the shorter of (a) seven years from the grant date or (b) two years from the date of separation, so long as the individual remains an Independent Director in good standing.

If a director is appointed at a time other than the annual stockholders meeting, the number of options and vesting schedule will be pro-rated based upon the amount of time that has elapsed since the Company’s most recent annual meeting.

Expense Reimbursement

Each of the non-employee directors will be entitled to receive reimbursement for reasonable expenses which they properly incur in connection with their functions and duties as a director, including travel expenses incurred to attend meetings. Directors are required to follow the same travel policies as the employees of the Company.

Involvement in Certain Legal Proceedings

During the past ten years, none of our officers, directors, promoters or control persons have been involved in any legal proceedings as described in Item 401(f) of Regulation S-K.

VOTE REQUIRED

Under applicable Delaware law, the election of each nominee requires the affirmative vote by a plurality of the voting power of the shares present and entitled to vote on the election of directors at the Annual Meeting at which a quorum is present.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Code of Business Conduct and Ethics

The Board has established a corporate Code of Business Conduct and Ethics that applies to all officers, directors and employees and which is intended to qualify as a “code of ethics” as defined by Item 406 of Regulation S-K of the Exchange Act. The Code of Business Conduct and Ethics is available on the Investor Relations section of the Company’s website at www.sacksparente.com. If the Company makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

Public Availability of Corporate Governance Documents

Our key corporate governance documents, including our Code of Conduct and the charters of our Audit Committee and Compensation Committee are:

● available on the Investor Relations section of our corporate website at www.sacksparente.com; and

● available in print to any stockholder who requests them from our corporate secretary.

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Director Attendance

The Board held four meetings during 2023. Each director attended at least 75% of Board meetings and meetings of the committees on which he or she served.

Board Diversity Matrix

The following Board Diversity Matrix as of September 30, 2024 presents our Board Diversity statistics, in accordance with NASDAQ Rule 5606, as self-disclosed by the directors. While the Board satisfies minimum objectives of NASDAQ Rule 5605(f)(2), the Board will continue to consider the diversity of the Board in its selection of director nominees.

Total Number of Directors: 5
	Female	Male
Gender:
Directors	2	3
Number of Directors Who Identify in Any of the Categories Below:
Asian	0	1
White	2	2

Board Leadership Structure and Risk Oversight

The leadership of the Board is currently structured so that it is led by the Company’s Executive Chairman, Greg Campbell, who is responsible for presiding over meetings of the Board of Directors, setting meeting agendas and determining materials to be distributed to the Board of Directors.

The Board of Directors has determined that given the size and current state of the Company’s operations, this leadership structure is in the best interest of the Company and its stockholders. The entire Board of Directors, as well as through its various committees, is responsible for oversight of the Company’s risk management process. Management furnishes information regarding risk to the Board of Directors as requested. The Audit Committee discusses risk management with the Company’s management and independent public accountants as set forth in the Audit Committee’s charter. The Compensation Committee reviews the compensation programs of the Company to make sure economic incentives are tied to the long-term interests of the stockholders. The Company believes that innovation and the building of long-term stockholder value are impossible without taking risks. The Company recognizes that imprudent acceptance of risk and the failure to identify risks could be detrimental to stockholder value. The executive officers of the Company are responsible for assessing these risks on a day-to-day basis and for how to best identify, manage and mitigate significant risks that the Company may face.

Board Committees

The Board has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee.

The following is a description of each of the committees and their composition:

Audit Committee

The audit committee is responsible for overseeing: (i) our accounting and reporting practices and compliance with legal and regulatory requirements regarding such accounting and reporting practices; (ii) the quality and integrity of our financial statements; (iii) our internal control and compliance programs; (iv) our independent auditors’ qualifications and independence and (v) the performance of our independent auditors and our internal audit function. In so doing, the audit committee maintains free and open means of communication between our directors, internal auditors and management.

The Audit Committee consists of Independent Directors Jane Casanta, Brett Hoge, and Dottie Pepper, with Brett Hoge acting as Committee Chair and the Audit Committee financial expert.

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Report of the Audit Committee of the Board of Directors

This report of the Audit Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2023 with management of the Company. The Audit Committee has discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Submitted by:

The Audit Committee of

The Board of Directors

Jane Casanta

Brett Hoge (Chair)

Dottie Pepper

Compensation Committee

The compensation committee is responsible for reviewing and approving the compensation of our executive officers and directors and our performance plans and other compensation plans. The compensation committee makes recommendations to our Board of Directors in connection with such compensation and performance plans.

The Compensation Committee consists of Independent Directors Jane Casanta, Brett Hoge, and Dottie Pepper, with Jane Casanta acting as Committee Chair.

Compensation Committee Report

This report of the Compensation Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be incorporated into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Submitted by:

The Compensation Committee of

The Board of Directors

Jane Casanta (Chair)

Brett Hoge

Dottie Pepper

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Nominating and Corporate Governance Committee

The nominating and corporate governance committee is responsible for (i) recommending for the Board’s selection the director nominees for each annual meeting of stockholders and candidates to fill any vacancies on the Board ; (ii) developing and recommending to our Board a set of corporate governance guidelines and ,if necessary or appropriate, periodically recommending modifications to such guidelines; and (iii) overseeing evaluations of the Board and its committees.

While we do not have a formal policy regarding board diversity, our Nominating and Corporate Governance Committee and board of directors will consider a broad range of factors relating to the qualifications and background of nominees, which may include diversity (not limited to race, gender or national origin). Our Nomination and Corporate Governance Committee’s and board of directors’ priority in selecting board members is identification of persons who will further the interests of our stockholders through their established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, knowledge of our business, understanding of the competitive landscape and professional and personal experience and expertise relevant to our growth strategy.

The Nominating and Corporate Governance Committee consists of Independent Directors Jane Casanta, Brett Hoge, and Dottie Pepper, with Dottie Pepper acting as Committee Chair.

Stockholder Communication

Any stockholder may communicate in writing by mail at any time with the entire Board of Directors or any individual director (addressed to “Board of Directors” or to a named director), c/o Sacks Parente Golf, Inc., ATTN: Secretary, 551 Calle San Pablo, Camarillo, California 93012. All communications will be compiled by the Secretary of the Company and promptly submitted to the Board of Directors or the individual directors on a periodic basis.

Policy Regarding Attendance at Annual Meetings of Stockholders

The Company does not have a policy with regard to the attendance of Board members at annual meetings of stockholders.

Director Independence

As required under the Nasdaq Stock Market listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent”, as affirmatively determined by the Board of Directors. The Board of Directors consults with the Company’s counsel to ensure that its determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent”, including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board of Directors has affirmatively determined that the following director nominees are independent directors within the meaning of the applicable Nasdaq listing standards: Jane Casanta, Brett Hoge and Dottie Pepper.

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PROPOSAL 2:

RATIFICATION OF THE APPOINTMENT

OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Weinberg & Company, P.A. (“Weinberg”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2024 and our Board of Directors has further directed that management submit the selection of its independent registered public accountant firm for ratification by the stockholders at the Annual Meeting. Weinberg has audited the Company’s financial statements since 2013. Representatives of Weinberg are not expected to be present at the Annual Meeting.

Stockholder ratification of the selection of Weinberg as the Company’s independent registered public accountants is not required by Delaware law, the Company’s certificate of incorporation, or the Company’s bylaws. However, the Audit Committee is submitting the selection of Weinberg to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent registered public accountants at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of Weinberg. Abstentions will be counted toward the tabulation of votes cast on Proposal 2 and will have the same effect as negative votes. Broker non-votes will be counted towards a quorum, but will not be counted for any purpose in determining whether Proposal 2 has been approved.

Audit Fees

The following table sets forth aggregate fees billed to us by Weinberg & Company, P.A., our independent registered public accounting firm during the fiscal years ended December 31, 2023 and 2022.

	Years Ended December 31,
	2023	2022
Audit Fees	$88,000	$205,000
Audit-Related Fees	—	—
Tax Fees	8,000	39,000
Other Fees	6,000	9,000
Total	$102,000	$253,000

As defined by the SEC, (i) “audit fees” are fees for professional services rendered by our principal accountant for the audit of our annual financial statements and review of financial statements included in our Form 10-K, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) “audit-related fees” are fees for assurance and related services by our principal accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “audit fees;” (iii) “tax fees” are fees for professional services rendered by our principal accountant for tax compliance, tax advice, and tax planning; and (iv) “all other fees” are fees for products and services provided by our principal accountant, other than the services reported under “audit fees,” “audit-related fees,” and “tax fees.”

Audit Fees

Weinberg provided services for the audits of our financial statements included in Annual Reports on Form 10-K and limited reviews of the financial statements included in Quarterly Reports on Form 10-Q.

Audit Related Fees

Weinberg did not provide any professional services which would be considered “audit related fees.”

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Tax Fees

Weinberg prepared our 2023 and 2022 Federal and state income tax returns.

All Other Fees

Services provided by Weinberg with respect to the filing of various registration statements made throughout the year are considered “all other fees.”

Audit Committee Pre-Approval Policies and Procedures

Under the SEC’s rules, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to ensure that they do not impair the auditors’ independence. The SEC’s rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the Audit Committee’s responsibility for administration of the engagement of the independent registered public accounting firm.

Consistent with the SEC’s rules, the Audit Committee Charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent registered public accounting firm to us or any of our subsidiaries. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee and if it does, the decisions of that member must be presented to the full Audit Committee at its next scheduled meeting. Accordingly, 100% of audit services and non-audit services described herein were pre-approved by the Audit Committee.

There were no hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF WEINBERG & COMPANY, P.A. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

EXECUTIVE OFFICERS

The following table and biographical summaries set forth information, including principal occupation and business experience, about our executive officers as of September 30, 2024:

Name	Age	Position
Dr. Greg Campbell	61	Executive Chairman

Akinobu Yorihiro	54	Chief Technology Officer, Director

Douglas Samuelson	65	Chief Financial Officer

Dr. Greg Campbell, Executive Chairman

Please see biographical information under “Directors.”

Akinobu Yorihiro, Director, Chief Technology Officer

Please see biographical information under “Directors.”

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Douglas Samuelson, Chief Financial Officer

Effective September 9, 2024, Douglas Samuelson was appointed the Company’s Chief Financial Officer. Mr. Samuelson is a finance and accounting professional with over 25 years of experience. Since 2019, Mr. Samuelson served as Chief Financial Officer of Kairos Pharma, Ltd., a life science oncology company, where, on a part-time basis, he handled all financial reporting and handled or supervised all accounting functions. Also, from 2021 to 2023, Mr. Samuelson served as Vice President of Finance/Chief Financial Officer of Genelux Corporation, a publicly traded life science oncology company, where he handled all internal and external financial reporting, and handled or supervised all accounting functions. From 2016 to 2022, Mr. Samuelson served as the Chief Financial Officer of Wellness Center USA, Inc., a publicly traded manufacturer of medical devices, where, on a part time basis, he handled or supervised all accounting functions and handled all internal and external financial reporting. From 2016 to 2020, Mr. Samuelson served as Director of Accounting/Controller of Second Sight Medical Products, Inc., a publicly traded manufacturer of prosthetic devises, where he handled or supervised all accounting functions and handled all internal and external financial reporting. From 2018 to 2019, Mr. Samuelson served as Chief Financial Officer of AdvaVet, Inc., a developer of cancer drugs for animals, where, on a part time basis, he handled all accounting functions.

Steve Sacks – Co-Founder

Steve Sacks has been in the golf industry since 1974. In the last 40 plus years he has been a pioneer in golf marketing and manufacturing. In this period, Sacks was one of the first to import stainless steel golf club castings for such retailers as Walmart, Kmart, Buyers Association of Golf, National Golf Buyers Association, and OEM’s such as Yamaha Golf and Daiwa Golf.

He has done extensive research in the use and effectiveness of alternative materials for golf club manufacture and in golf club design. He was present when the first metal woods were cast and worked closely with the foundry in developing casting and finishing technology of the first metal woods. He was one of the first to experiment with ceramics, titanium alloys and was also one of the first to use dissimilar materials to achieve weight objectives and increase the Moment of Inertia (MOI) in golf clubs and putters.

In 1993, Sacks co-founded Goldwin Golf. While at Goldwin, he oversaw the complete marketing effort that included public relations, advertising development, advertising placement and all Point Of Purchase materials.

In 1996, he joined Carbite Golf. At Carbite he was heavily involved in direct response sales, infomercials, direct mail and wholesale sales. He developed the wholesale sales and marketing campaigns that launched 4 successful infomercial products to retail, the Viper Bite wedge, the Polar Balanced putter, the Polar Balanced wedge and the Gyro 7 utility club. While at Carbite he also successfully re-introduced what had been an aging and somewhat dated brand, Daiwa, into the U.S. market.

Sacks is known throughout the industry for his knowledge, work ethic, ingenuity, and integrity. He has founded, consulted, designed or work for all of these entities over the course of his lifetime in golf: Aserta Sports, Bridgestone Golf, Carbite Golf, Daiwa Golf, Goldwin Golf, Golf Headquarters, Golf Technology Systems, Rife Putters, Yamaha Golf.

Richard Parente – Co-Founder

During the past five decades Parente has been an industry leader with design innovations that have changed the way golf clubs are designed and manufactured. In 1980, he co-founded Hickory Stick, which was renamed Callaway Golf in 1982 and was the first President of Callaway. During his Callaway Golf tenure, he co-invented and patented the short hosel design (s2h2) on which the entire Callaway club line was based. He also designed the first of many of the oversize drivers and irons that are popular today. Parente was the first to apply numerically computer controlled (CNC) methods to full production of milled putters, creating a new industry within an industry. His methods were a major golf industry breakthrough, offering manufacturers the ability to mass-produce putters in a milled form, without the one-of-a-kind price.

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In 1993, Parente began a venture as co-owner and President of Goldwin Golf, a fast-growing company reaching more than $35 million dollars in sales in 1997. He started Goldwin Golf by applying the milled process in manufacturing metal woods, an industry first and a break-through in driver technology. He co-invented the patented AVDP System for metal woods and irons, a radical but innovative system shifting weight and balance toward the head of the club.

Parente’s design expertise comes from his origins in the golf industry. He was a 20-year PGA club professional, which allowed him to see the other side of the counter. The time he spent with golfers led to an understanding of the tastes of the playing public. Through his designs he has applied this knowledge to make the best products available. His emphasis has been on embracing the latest in technology to determine its advantages for golf. He also founded Golf Laboratories, an independent testing company, which uses advanced robotics for research and development.

His club design work always incorporates both robotic and player testing during the R&D phase. This has given him an advantage in designing products technically superior to competitive products.

Among the breakthrough products designed or co-designed by Rich Parente are:

●	Callaway S2H2 system

●	CNC milled putters

●	CNC milled metal woods

●	Third wedge and three wedge sets

●	Over 30 Utility Patents

Timothy L. Triplett – Co-Founder

Timothy L. Triplett was a Director, and the President and Chief Executive Officer of the Company from our founding in March 2018 to December 2023. Mr. Triplett served as Chief Executive Officer of Nippon Xport Ventures, Inc., our largest stockholder, from 2017-2022 where he continues to serve as a director. Before joining NXV Mr. Triplett was the co-founder, President and Chief Executive Officer of Brass Ring Spirit Brands from 2014-2017. In 2009 he founded Smart Real Estate Investments, Inc. and served as CEO until 2014. Mr. Triplett served as Chairman of the Board of Go Green Technologies, Inc. 2007-2010, and Executive Vice President & General Manager of NASDAQ listed (MFLO) Moldflow Corporation, (acquired by AutoDesk) from 2004-2006. He was the founder of American MSI Corporation, serving as the Chairman, President and Chief Executive Officer from 1984-2004 and was named Entrepreneur of the Year in 1994, for high technology manufacturing, by Inc. Magazine, Merrill Lynch, and Ernst & Young. He is also in the Ernst & Young, Entrepreneur of the Year, Hall of Fame. He attended Western Carolina University from 1974-1979, majoring in Industrial Technology & Manufacturing.

Legal Proceedings

There are no legal proceedings that are pending against the Company or that involve the Company that, in the opinion of management, could reasonably be expected to have a material adverse effect on the Company’s business or financial condition.

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Officer Compensation

The table below summarizes the compensation earned for services rendered to us in all capacities, for the years indicated, by our named executive officers:

Name and Principal Position	Fiscal Year Ended	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)	All other compensation ($)	Total ($)
Timothy Triplett – Chief Executive Officer(1)	2023	$215,000	-	-	-	-	$215,000
	2022	$200,000	-	-	593,697	-	$793,697
	2021	$60,000	-	-	-	-	$60,000

Steve Handy – Chief Financial Officer(2)	2023	$192,404	-	225,000	753,271	-	$1,170,675

Scott White – Chief Operating Officer(3)	2023	$38,462	-	-	146,910	-	$185,372

Akinobu Yorihiro – Chief Technology Officer	2023	$200,000	-	-	-	-	$200,000
	2022	$200,000	-	-	593,697	-	$793,697
	2021	$60,000	-	-	-	-	$60,000

(1)	Mr. Triplett resigned as the Company’s Chief Executive Officer and as a member of the Board of Directors on December 31, 2023.
(2)	On March 6, 2023, the Company entered into a Management Services Agreement (“MSA”) with Steve Handy to serve in the role as the Company’s Chief Financial Officer. The term of the MSA was for a six-month period. Per the terms of the MSA, the Company paid Mr. Handy $22,000 in cash per month, issued 5,000 shares of restricted common stock with immediate vesting, which the Company determined had a fair value of $225,000, or $45.00 per share, and granted Mr. Handy a stock option to purchase 7,000 shares of the Company’s Common Stock at an exercise price of $10.70 per share. At the conclusion of the MSA, on September 7, 2023, the Company entered into an employment agreement with Mr. Handy to serve as the Company’s Chief Financial Officer. Per the terms of the employment agreement, Mr. Handy was granted a stock option to purchase 36,000 shares of the Company’s Common Stock at an exercise price of $10.70 per share. The aggregate fair value of the stock options granted in 2023 totaled $753,271. Mr. Handy resigned as Chief Financial Officer effective September 9, 2024.
(3)	Mr. White, effective October 9, 2023, was hired by the Company as its Chief Operating Officer. Mr. White was granted a stock option to purchase 30,000 shares of the Company’s Common Stock at an exercise price of $6.90 per share. The fair value of the stock options granted in 2023 totaled $146,910. Mr. White’s employment with the Company was terminated effective May 10, 2024.

Employment Agreements

Greg Campbell

In connection with Mr. Campbell’s appointment as the Company’s permanent Executive Chairman, Mr. Campbell will receive cash compensation of $240,000 per annum commencing July 1, 2024, and was also granted an option to purchase 40,000 shares of the Company’s Common Stock at an exercise price of $5.34 per share. The option terminates on the earlier of seven years or six months from Mr. Campbell’s separation from the Company and vests monthly over 36 months.

Douglas Samuelson

Effective August 29, 2024, the Company and Mr. Samuelson entered into a letter agreement with respect to his employment with the Company. Mr. Samuelson will be paid a base salary of $225,000 per year and will be considered for discretionary bonuses to be determined by the Company. Subject to the approval of the Company’s Board of Directors, Mr. Samuelson will be granted an option (the “Option”) to purchase 36,000 shares of the Company’s Common Stock with the exercise price to be the fair market value as of the date of the grant. The Option will vest over a three year period under which 1/3 of the Option will vest 12 months after the vesting commencement date and 1/36 of the total shares will vest at the end of each month thereafter subject to continued employment through each vesting date. The employment of Mr. Samuelson is on an “at will” basis and either party may terminate the employment at any time for any reason.

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Change-in-Control Provisions

General Policy

It is our general policy that awards that vest over a term greater than one-year include provisions for acceleration upon a change-in-control.

Equity Compensation Plans

On March 18, 2022, the Company’s Board of Directors adopted the Company’s 2022 Equity Incentive Plan (the “Plan”) for its officers, employees, non-employee members of the Board of Directors, and consultants of the Company. The Plan authorized the granting of not more than 270,000 restricted shares, stock appreciation rights (“SAR’s”), and incentive and non-qualified stock options to purchase shares of the Company’s common stock.

On October 13, 2023, our Board of Directors adopted and, on November 4, 2023, our stockholders approved an amendment to the Plan to increase the aggregate number of shares of our common stock issued, or to be issuable, under the Plan to 375,000 shares, including those previously issued or subject to outstanding awards under the Plan.

Outstanding Equity Awards at Year-End

The following table sets forth information regarding unexercised options and equity incentive plan awards for each Named Executive Officer outstanding as of December 31, 2023:

Name and Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Steve Handy (Chief Financial Officer)	7,000	-	-	$10.70	3/6/2028
	3,000	33,000	33,000	$10.70	9/7/2028

Scott White (Chief Operating Officer)	-	30,000	30,000	$16.00	11/27/2028

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. These indemnification agreements provide the directors and executive officers with contractual rights to indemnification and expense advancement that are, in some cases, broader than the specific indemnification provisions contained under Delaware law.

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COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities to file various reports with the Securities and Exchange Commission concerning their holdings of, and transactions in, securities of the Company. Copies of these filings must be furnished to the Company. To the Company’s knowledge, based solely on its review of the copies of the Section 16(a) reports furnished to the Company and any written representations to the Company that no reports were required, the Company believes that Jane Casanta was delinquent in filing her Form 3 because of issues in obtaining her filing codes.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except for employment arrangements which are described under “Executive Compensation,” and certain related party loans, which are described below, since January 1, 2023, there has not been, nor is there currently proposed, any transaction in which the Company was a participant and the amount involved exceeds the lesser of $120,000 or 1% of the average of the total assets at December 31, 2023 and 2022, and any of our directors, executive officers, holders of more than 5% of our common stock or any immediate family member of any of the foregoing had or will have a direct or indirect material interest.

On April 1, 2019, the Company entered into a Line of Credit Agreement with Akinobu Yorihiro. Akinobu Yorihiro is a co-founder, Director, Chief Technology Officer, and Chief Legal Officer of the Company. The agreement established a revolving line of credit in the amount of up to $100,000. Advances under this line of credit are unsecured and bear interest at the rate of 2.00 percent per annum. The Line of Credit Agreement shall become payable when the Company has sufficient cash to repay the loan, as determined in the sole discretion of the Company; provided, however, that the entire amount of the Loan shall become due and payable upon the earliest to occur of: the date the Company’s cash balance equals or exceeds $1,000,000; the Company’s insolvency; appointment of a receiver for all or a part of the Company’s assets; the assignment by the Company for the benefit of creditors; or the commencement of any proceeding under any bankruptcy or insolvency laws by or against the Company. At December 31, 2022, outstanding principal and accrued interest totaled $67,000. During the year ended December 31, 2023, the Company added a nominal amount of interest and paid the outstanding principal and accrued interest of $67,000, leaving no balance remaining at December 31, 2023.

On April 1, 2019, the Company entered into a Line of Credit Agreement with Tim Triplett. Tim Triplett is co-founder, and former Director, President and Chief Executive Officer of the Company. The agreement established a revolving line of credit in the amount of up to $100,000. Advances under this line of credit are unsecured and bear interest at the rate of 2.00 percent per annum. The Line of Credit Agreement shall become payable when the Company has sufficient cash to repay the loan, as determined in the sole discretion of the Company; provided, however, that the entire amount of the Loan shall become due and payable upon the earliest to occur of: the date the Company’s cash balance equals or exceeds $1,000,000; the Company’s insolvency; appointment of a receiver for all or a part of the Company’s assets; the assignment by the Company for the benefit of creditors; or the commencement of any proceeding under any bankruptcy or insolvency laws by or against the Company. At December 31, 2022, outstanding principal and accrued interest totaled $76,000. On August 10, 2023, the Company entered into an additional loan agreement for $20,000. The loan bears 10% fixed interest and is payable in one lump sum payment on August 30, 2023, or any other later date as may be mutually agreed in writing by the Company and Mr. Triplett. During the year ended December 31, 2023, the Company added $3,000 of additional accrued interest and paid the outstanding principal and accrued interest of $99,000, leaving no balance remaining at December 31, 2023.

On August 1, 2018, the Company entered into a Line of Credit Agreement with GML Holdings. GML Holdings is owned by Akinobu Yorihiro, co-founder, Director, Chief Technology Officer, and Chief Legal Officer of the Company. The agreement established a revolving line of credit in the amount of up to $250,000. Advances under this line of credit are unsecured and bear interest at the rate of 2.00 percent per annum. The Line of Credit Agreement shall become payable when the Company has sufficient cash to repay the loan, as determined in the sole discretion of the Company; provided, however, that the entire amount of the Loan shall become due and payable upon the earliest to occur of: the date the Company’s cash balance equals or exceeds $1,000,000; the Company’s insolvency; appointment of a receiver for all or a part of the Company’s assets; the assignment by the Company for the benefit of creditors; or the commencement of any proceeding under any bankruptcy or insolvency laws by or against the Company. At December 31, 2022, outstanding principal and accrued interest totaled $151,000. During the year ended December 31, 2023, the Company added $2,000 of additional accrued interest and paid the outstanding principal and accrued interest of $153,000, leaving no balance remaining at December 31, 2023.

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On March 1, 2018, the Company entered into a Line of Credit Agreement with NXV. NXV is owned by Akinobu Yorihiro, co-founder, Director and Chief Technology Officer, and Chief Legal Officer of the Company, and Tim Triplett, co-founder, and former Director, President and Chief Executive Officer of the Company. The agreement established a revolving line of credit in the amount of up to $40,000. Advances under this line of credit bear interest at the rate of 2.00 percent per annum. The Line of Credit Agreement shall become payable when the Company has sufficient cash to repay the loan, as determined in the sole discretion of the Company; provided, however, that the entire amount of the Loan shall become due and payable upon the earliest to occur of: the date the Company’s cash balance equals or exceeds $1,000,000; the Company’s insolvency; appointment of a receiver for all or a part of the Company’s assets; the assignment by the Company for the benefit of creditors; or the commencement of any proceeding under any bankruptcy or insolvency laws by or against the Company. At December 31, 2022, outstanding principal and accrued interest totaled $19,000. During the year ended December 31, 2023, the Company added a nominal amount of interest and paid the outstanding principal and accrued interest of $19,000, leaving no balance remaining at December 31, 2023.

On May 23, 2022, the Company entered into a secured promissory note (“Note”) with Michael Keller, the Company’s former Chief Financial Officer, in the principal amount of $200,000, which bears interest at the rate of twenty (20) percent per annum. The full balance of the Note, including accrued interest, is due and payable in one lump sum payment on the earlier to occur of: (a) the one year anniversary of the Note or (b) 15th day following the receipt by the Company of the proceeds from the anticipated initial public offering of the Company’s common stock. The Note is secured by all inventory of the Company, which shall transfer to the possession and ownership of the lender immediately if the Company defaults on its repayment obligations. At December 31, 2022, outstanding principal and accrued interest totaled $224,000. During the year ended December 31, 2023, the Company added $26,000 of additional accrued interest and paid the outstanding principal and accrued interest of $250,000, leaving no balance remaining at December 31, 2023.

Review, Approval or Ratification of Transactions with Related Persons

Due to the small size of our Company, we do not at this time have a formal written policy regarding the review of related party transactions and rely on our full Board of Directors to review, approve or ratify such transactions and identify and prevent conflicts of interest. Our Board of Directors reviews any such transaction in light of the particular affiliation and interest of any involved director, officer or other employee or stockholder and, if applicable, any such person’s affiliates or immediate family members. Management aims to present transactions to our Board of Directors for approval before they are entered into or, if that is not possible, for ratification after the transaction has occurred. If our Board of Directors finds that a conflict of interest exists, then it will determine the appropriate action or remedial action, if any. Our Board of Directors approves or ratifies a transaction if it determines that the transaction is consistent with our best interests and the best interest of our stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding beneficial ownership of our common stock as October 31, 2024 by (i) each person (or group of affiliated persons) who is known by us to own more than five percent (5%) of the outstanding shares of our common stock, (ii) each director and executive officer, and (iii) all of our directors, executive officers and director nominees as a group.

Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our common stock owned by them, except to the extent that power may be shared with a spouse.

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Percentage ownership of common stock is based on 1,825,587 shares of common stock outstanding as of October 31, 2024. Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person currently owns or has the right to acquire within 60 days of the date of this prospectus. With respect to options and warrants, this would include options and warrants that are currently exercisable within 60 days. With respect to convertible securities, this would include securities that are currently convertible within 60 days.

Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such stockholders. Unless otherwise indicated, the address for each director and executive officer listed is: c/o Sacks Parente Golf, Inc., 551 Calle San Pablo, Camarillo, CA 93012.

Name of Beneficial Owner or Identity of Group	Shares		Percentage

5% or greater stockholders:

Nippon Xport Ventures, Inc.	725,324		39.73%

Timothy Triplett, former Chief Executive Officer and Director	725,324	(1)(3)	39.73%

Parcks Design LLC	91,708		5.02%

Executive Officers and Directors:

Akinobu Yorihiro, Chief Technology Officer and Director	806,047	(2)	41.35%

Doug Samuelson, Chief Financial Officer	5,000	(4)	0.26%

Greg Campbell, Director	64,176	(5)	3.29%

Jane Casanta, Director	1,333	(6)	0.07%

Brett Hoge, Director	53,847	(7)	2.76%

Dottie Pepper, Director	5,333	(8)	0.27%

Total Officers and Directors as a Group (6 persons)	935,736		48.01%

(1)	Mr. Triplett resigned as a Company director and Chief Executive Officer on December 31, 2023.

(2)	The shares consist of 725,324 shares owned by Nippon Xport Ventures, Inc., with respect to which Mr. Yorihiro is a 50% stockholder. Mr. Yorihiro and Mr. Triplett are deemed to share ownership of such shares. The shares also include options to purchase 80,723 shares all of which have vested.

(3)	The shares consist of 725,324 shares owned by Nippon Xport Ventures, Inc., with respect to which Mr. Triplett is a 50% stockholder. Mr. Yorihiro and Mr. Triplett are deemed to share ownership of such shares.

(4)	Includes 5,000 shares owned.

(5)	Includes 33,337 shares owned and vested options to purchase 30,839 shares.

(6)	Includes vested options to purchase 1,333 shares.

(7)	Includes 48,514 shares owned and vested options to purchase 5,333 shares.

(8)	Includes vested options to purchase 5,333 shares.

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HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and other Annual Meeting materials with respect to two or more stockholder sharing the same address by delivering a proxy statement or other Annual Meeting materials addressed to those stockholders.

This process, which is commonly referred to as “householding”, potentially means extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

If you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of the notice and, if the proxy materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy materials, as requested, to a stockholder at a shared address to which a single copy of the proxy materials was delivered. If you hold stock as a record stockholder and would prefer to receive separate copies of our proxy materials, either now or in the future, please notify your broker or the Company. Written requests to the Company should be directed to Sacks Parente Golf, Inc., ATTN: Secretary, 551 Calle San Pablo, Camarillo, California 93012. If your stock is held through a brokerage firm or bank and you prefer to receive separate copies of our proxy materials either now or in the future, please contact your brokerage firm or bank.

OTHER BUSINESS

As of the date of this Proxy Statement, the management of the Company has no knowledge of any business that may be presented for consideration at the Annual Meeting, other than that described above. As to other business, if any, that may properly come before the Annual Meeting, or any adjournment thereof, it is intended that the Proxy hereby solicited will be voted in respect of such business in accordance with the judgment of the Proxy holders.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Greg Campbell

Chairman

November 18, 2024

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VOTE ON INTERNET
Go to http://www.vstocktransfer.com/proxy
Click on Proxy Voter Login and log-on using the below control number. Voting will be open until 11:59 p.m. Eastern Time on December 15, 2024.

CONTROL #

VOTE BY EMAIL
Mark, sign and date your proxy card and return it to vote@vstocktransfer.com

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the envelope we have provided.

ATTEND THE ANNUAL MEETING:
If you would like to attend the Virtual Annual Meeting, to be held be held on December 16, 2024, at 10:00 a.m. Pacific Time, please register at:
https://meeting.vstocktransfer.com/SACKSPARENTEDEC24

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting of Stockholders 2024 Proxy Card - Sacks Parente Golf, Inc.

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

The Board of Directors recommends you vote "FOR" each of the Director nominees, and "FOR" Proposal 2.

1. Election of Directors

☐ FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)

☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

01 Dr. Greg Campbell 02 Jane Casanta 03 Brett Hoge 04 Dottie Pepper 05 Akinobu Yorihiro

☐ FOR ☐ AGAINST ☐ ABSTAIN

Date ______________________ **Signature** ______________________ **Signature, if held jointly** ______________________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

To change the address on your account, please check the box at right and indicate your new address. ☐

* SPECIMEN * AC:ACCT999 90.00

SACKS PARENTE GOLF, INC.
Annual Meeting of Stockholders
December 16, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ONLINE VIRTUALLY ON DECEMBER 16, 2024.

The Notice, the Proxy Statement, and Annual Report are available online at:

https://ts.vstocktransfer.com/irhlogin/I-SACKSPARENTEGOLFINC

TO REGISTER FOR THE VIRTUAL MEETING, PLEASE VISIT:

https://meeting.vstocktransfer.com/SACKSPARENTEDEC24

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Greg Campbell, with full power of substitution, as proxy to represent and vote all shares of Common Stock of Sacks Parente Golf, Inc., (the "Company"), which the undersigned will be entitled to vote if personally present at the Annual Meeting of the Stockholders of the Company to be held on December 16, 2024, at 10:00 a.m., Pacific Time, upon matters set forth in the Proxy Statement, a copy of which has been received by the undersigned. Each share of common stock is entitled to one vote. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES LISTED ABOVE, AND "FOR" ALL OTHER PROPOSALS INDICATED AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER BUSINESS. ALL OTHER PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED IN CONNECTION WITH THE ACTIONS PROPOSED ON THIS PROXY CARD ARE HEREBY EXPRESSLY REVOKED.

Electronic Delivery of Future Proxy Materials: If you would like to reduce the costs incurred by Sacks Parente Golf, Inc. materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via email or the internet. To sign up for electronic delivery, please provide your email address below and check here to indicate you consent to receive or access proxy materials electronically in future mailings.

Email Address: ______________________________________ ☐

PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE.